NOTE 6 - NOTES PAYABLE	9 Months Ended
Jul. 31, 2017
Notes Payable [Abstract]
NOTE 6 - NOTES PAYABLE

NOTE 6 – NOTES PAYABLE

Pursuant to the Stock Purchase Agreement, the Company issued to EMS a promissory note in the principal amount of $100,000, due six months from the Closing, which represents the purchase price paid by the Company for Viva Entertainment. All principal and interest was converted into common stock during the quarter ended April 30, 2017.

In addition, John Sepulveda, a related party of the Company, funded $10,000 to the Company for working capital during the year ended October 31, 2016 which remains outstanding together with advances, net of $102,070 from the spouse of the company’s Chief Executive Officer as of July 31, 2017. Both notes were due on demand with interest at a rate of 8% per annum.